UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2014

DATARAM CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey	1-8266	22-18314-09
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Route 571, P.O. Box 7258, Princeton, NJ	08543-7528
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (609) 799-0071

(Former name of former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to Vote of Security Holders.

On November 10, 2014, Dataram held its Annual Meeting of Shareholders. All of the proposals were approved, except for Proposal No. 9 – To Approve an Amendment to the Company’s Certificate of Incorporation to change the par value of the Company’s common stock from $1.00 per share to $0.01 per share, which did not receive the required number of votes. The results of the voting are as follows:

1.      The candidates for the positions of directors have received the following votes and were elected as Directors:

	FOR	WITHHELD	BROKERS’ NONVOTES
*Richard D. Butler, Jr.	1,157,407	136,177	1,049,361
John J. Freeman	1,137,046	156,538	1,049,361
*Jon Isaac	1,152,290	141,294	1,049,361
Michael E. Markulec	1,152,340	141,244	1,049,361
*David A. Moylan	1,161,455	132,129	1,049,361

*Election to the Board of Directors is subject to the completion of the Preferred Stock Transaction.

2.      Votes cast to approve an amendment to the Certificate of Incorporation to provide authority to issue 5,000,000 shares of preferred stock are as follows:

FOR	AGAINST	ABSTAIN
1,233,393	53,164	7,027

3.      Votes cast to approve an amendment to the Certificate of Incorporation to designate 1,300,000 shares of preferred stock as Series A Preferred Stock are as follows:

FOR	AGAINST	ABSTAIN
1,234,373	53,235	5,976

4.      Votes cast to authorize the issuance of securities in the 2014 Bridge Financing Transaction in accordance with Nasdaq Listing Rules 5645 are as follows:

FOR	AGAINST	ABSTAIN
1,235,244	51,725	6,615

5.      Votes cast to authorize the issuance of 1,300,000 shares of Series A Preferred Stock in the Preferred Stock Transaction are as follows:

FOR	AGAINST	ABSTAIN
1,193,026	93,017	7,541

6.      Votes cast to authorize the issuance of Securities in the Preferred Stock Transaction in accordance with Nasdaq Listing Rule 5635 are as follows:

FOR	AGAINST	ABSTAIN
1,186,764	98,985	7,835

7.      Votes cast to approve a Waiver and Consent Agreement in connection with the Preferred Stock Transaction are as follows:

FOR	AGAINST	ABSTAIN
1,181,855	104,188	7,541

8.      Votes cast to approve an amendment to 485,775 outstanding warrants to reduce the exercise price by a range between $2.50 and $3.49 are as follows:

FOR	AGAINST	ABSTAIN
1,065,718	208,825	18,941

9.      Votes cast to approve an amendment to the Certificate of Incorporation to change the par value of the common stock from $1.00 per share to $0.01 per share are as follows:

FOR	AGAINST	ABSTAIN
1,181,938	105,190	6,456

This vote required a majority of the outstanding shares eligible to vote and therefore was not approved.

10.  Votes cast to approve the 2014 Dataram Corporation Equity Incentive Plan are as follows:

FOR	AGAINST	ABSTAIN
1,122,635	158,862	12,087

11.  Votes cast to approve, on an advisory basis, the compensation of the Named Executive Officers of the Company are as follows:

FOR	AGAINST	ABSTAIN
1,110,010	167,571	16,003

12.  Ratification of Independent Registered Public Account Firm:

FOR	AGAINST	ABSTAIN
2,265,866	42,709	34,370

Each of the proposals received the required number of affirmative votes for such proposals to be approved, authorized or ratified, as the case may be.

Item 7.01 Regulation of FD Disclosure

On November 14, 2014, the Company issued a press release announcing the results of Company’s Annual Meeting of Shareholders. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form8-K and incorporated by reference herein. In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
3.1	Certificate to Amendment to Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATARAM CORPORATION
(Registrant)

Date: November 14 , 2014
/s/ MARC P. PALKER
(Signature)
Marc P. Palker
Chief Financial Officer